UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 14, 2004

Commission File Number: 1-9759

IMC Global Inc.
(Exact name of Registrant as specified in its charter)

Delaware	36-3492467
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 South Saunders Road
Lake Forest, Illinois 60045
(847) 739-1200
(Address and telephone number, including area code, of Registrant’s principal executive offices)

Item 5.            OTHER EVENTS AND REGULATION FD DISCLOSURE

                On January 15, 2004, we issued a joint press release with Phosphate Resource Partners Limited Partnership (NYSE: PLP) announcing that our Board of Directors has authorized our management to communicate a proposal to PLP to acquire all of PLP’s publicly held units.  Under the proposal, each of PLP’s publicly held units would be converted into 0.2 shares of IMC common stock.  Please see Exhibit 99.1 for a copy of the press release, which is incorporated herein by reference.

Item 7.                                   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                (c)           Exhibits

Exhibit Number	Description
99.1	Press Release, dated January 15, 2004, “IMC Global Board of Directors Approves Making Proposal to Phosphate Resource Partners Limited Partnership Unitholders to Acquire all Publicly Held Units”

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMC Global Inc.

/s/ J. Reid Porter
J. Reid Porter
Executive Vice President & Chief Financial Officer
(on behalf of the Registrant)

Date: January 16, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 15, 2004, “IMC Global Board of Directors Approves Making Proposal to Phosphate Resource Partners Limited Partnership Unitholders to Acquire all Publicly Held Units”